Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT			1. CONTRACT ID CODE	PAGE OF PAGES 1 / 4
2. AMENDMENT/MODIFICATION NO. P00002	3. EFFECTIVE DATE See Block 16C	4. REQUISITION/PURCHASE REQ. NO. 5942874	5. PROJECT NO. (If applicable)
6. ISSUED BY CODE	NHLBI	7. ADMINISTERED BY (If other than item 6) CODE		NIBIB
National Institutes of Health National Heart, Lung, and Blood Institute Bethesda, MD 20892-7511		National Institutes of Health National Institute of Biomedical Imaging and Bioengineering Bethesda, MD 20892-7511
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) FLUIDIGM CORPORATION:1157584 2 TOWER PLACE SUITE 2000 SOUTH SAN FRANCISCO CA 940801826		(x)	9A. AMENDMENT OF SOLICITATION NO.
9B. DATED (SEE ITEM 11)
		x	10A. MODIFICATION OF CONTRACT/ORDER NO. 75N92020C00009
10B. DATED (SEE ITEM 13) 07/30/2020
CODE	FACILITY CODE
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
☐The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers     ☐ is extended. ☐ is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended , by one of the following methods: (a) By completing
Items 8 and 15, and returning ____________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted ; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT
THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER If by
virtue of this amendment you desire to change an offer already submitted , such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)
13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
CHECK ONE	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
X	OTHER (Specify type of modification and authority) FAR 52.243-1 - Changes-Fixed Price (August 1987)
E. IMPORTANT:    Contractor    ☐ is not.    ☒ is required to sign this document and return     1     copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
The purpose of this Modification is to amend "Article B.2 Prices" by canceling and de-obligating funds from Lines #4, 5, 7 and 8 and to add new Lines #9 through #18 and to amend "Article G.2" to update the Contracting Officer's Representative (COR); and to attach the revised Performance Work Statement and deliverable schedule.
All other terms and conditions of this contract remain the same.
Delivery Location Code: TDP, BTHOFF
Two Democracy Plaza, Bethesda Off C
2 Democracy Plaza
6707 Democracy Blvd
Bethesda MD 20817 US
Continued ...
Except as provided herein, all terms and conditions of the document referenced in Item 9 A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print) Andrew Quong, CSO			16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) ROXANE S. BURKETT
15B. CONTRACTOR/OFFEROR /s/ Andrew Quong	Digitally signed by Andrew Quong Date: 2021.02.18 22:16:38 -08'00'	15C. DATE SIGNED 2/18/21	1 16B. UNITED STATES OF AMERICA /s/ Roxane S. Burkett -S	Digitally signed by Roxane S. Burkett -S Date: 2021.02.19 07:46:34 -05'00'	16C. DATE SIGNED
(Signature of person authorized to sign)			(Signature of Contracting Office!)
NSN 7540-01-152-8070    STANDARD FORM 30 (REV. 10-83)
Previous edition unusable    Prescribed by GSA
FAR (48 CFR) 53.243

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED 75N92020C00009/P00001	PAGE OF 2 / 4
NAME OF OFFEROR OR CONTRACTOR
FLUIDIGM CORPORATION:1157584

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

Payment:
Approved By, NHLBI Branch A Invoice

Paid By: NIH Commercial Accounts Br

2115 East Jefferson St, MSC 8500

Room 4B-432
Bethesda, MD 20892-8500
Period of Performance: [***]
Cancel Item 4 in its entirety.
Cancel Item 5 in its entirety.
Cancel Item 7 in its entirety.
Cancel Item 8 in its entirety.
Add Item 9 as follows:

9	[***] Obligated Amount: [***] Delivery To: Bldg.31/RM 1C31 Product/Service Code: Q301 Product/Service Description: MEDICAL- LABORATORY TESTING Delivery: [***] Add Item 10 as follows:				[***]
10	[***] Obligated Amount: [***] Delivery To: Bldg.31/RM 1C31 Product/Service Code: Q301 Product/Service Description: MEDICAL- LABORATORY TESTING Delivery: [***] Add Item 11 as follows:				[***]
11	[***] Obligated Amount: [***] Delivery To: Bldg.31/RM 1C31 Continued...				[***]
NSN 7540-01-152-8067    OPTIONAL FORM 336 (4-86)
Sponsored by GSA
FAR (48 CFR) 53.110

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED 75N92020C00009/P00001	PAGE OF 3 / 4
NAME OF OFFEROR OR CONTRACTOR
FLUIDIGM CORPORATION:1157584

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
Product/Service Code: Q301 Product/Service Description: MEDICAL- LABORATORY TESTING Delivery: [***] Add Item 12 as follows:
12	[***] Obligated Amount: [***] Delivery To: Bldg.31/RM 1C31 Product/Service Code: Q301 Product/Service Description: MEDICAL- LABORATORY TESTING Delivery: [***] Add Item 13 as follows:				[***]
13	[***] Obligated Amount: [***] Delivery To: Bldg.31/RM 1C31 Product/Service Code: Q301 Product/Service Description: MEDICAL- LABORATORY TESTING Delivery: [***] Add Item 14 as follows:				[***]
14	[***] Obligated Amount: [***] Delivery To: Bldg.31/RM 1C31 Product/Service Code: Q301 Product/Service Description: MEDICAL- LABORATORY TESTING Delivery: [***] Add Item 15 as follows:				[***]
15	[***] Continued...				[***]
NSN 7540-01-152-8067    OPTIONAL FORM 336 (4-86)
Sponsored by GSA
FAR (48 CFR) 53.110

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED 75N92020C00009/P00001	PAGE OF 4 / 4
NAME OF OFFEROR OR CONTRACTOR
FLUIDIGM CORPORATION:1157584

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
Obligated Amount: [***] Delivery To: Bldg.31/RM 1C31 Product/Service Code: Q301 Product/Service Description: MEDICAL- LABORATORY TESTING Delivery: [***] Add Item 16 as follows::
16	[***] Obligated Amount: [***] Delivery To: Bldg.31/RM 1C31 Product/Service Code: Q301 Product/Service Description: MEDICAL- LABORATORY TESTING Delivery: [***] Add Item 17 as follows:				[***]
17	[***] Obligated Amount: [***] Delivery To: Bldg.31/RM 1C31 Product/Service Code: Q301 Product/Service Description: MEDICAL- LABORATORY TESTING Delivery: [***] Add Item 18 as follows:				[***]
18	[***] Obligated Amount: [***] Delivery To: Bldg.31/RM 1C31 Product/Service Code: Q301 Product/Service Description: MEDICAL- LABORATORY TESTING Delivery: [***]				[***]
NSN 7540-01-152-8067    OPTIONAL FORM 336 (4-86)
Sponsored by GSA
FAR (48 CFR) 53.110

MODIFICATION OF CONTRACT CONTINUATION PAGE
Contract No. 75N92020C00009
Modification P0002

BEGINNING WITH THE EFFECTIVE DATE OF THIS MODIFICATION, THE GOVERNMENT AND THE CONTRACTOR MUTUALLY AGREE AS FOLLOWS:

ARTICLE B.2. PRICES shall be amended by canceling and de-obligating lines 4, 5, 7 and 8 and to add the flowing lines, 9 through 18, below and shall read as follows:

ARTICLE B.2. PRICES
a.The total Firm Fixed Price (FFP) amount for this contract is $34,016,056.

Prism Line Item	Milestone	Invoice Line Item - description	Date	Amount
9	4	Equipment Procurement, Construction, Initiation of Installation - [***]	[***]	[***]
10	5	Equipment Installation - [***]	[***]	[***]
11	6	Performance Qualification - [***]	[***]	[***]
12	A2	Design Lock - [***]	[***]	[***]
13	A3	Clinical Studies - [***]	[***]	[***]
14	A4	Submit EUA to FDA - [***]	[***]	[***]
15	A5	Clinical Samples - [***]	[***]	[***]
16	7a	Full Production Capacity on Line 2 - [***]	[***]	[***]
17	7b	Full Production Capacity on Line 3 - [***]	[***]	[***]
18	8	Final Report - [***]	[***]	[***]
	Total			$34,016,056

MODIFICATION OF CONTRACT CONTINUATION PAGE
Contract No. 75N92020C00009
Modification P0002

ARTICLE C.1. STATEMENT OF OBJECTIVES shall be amended and read as follows:
Independently and not as an agent of the Government, the Contractor shall furnish all the necessary services, qualified personnel, material, equipment, and facilities, not otherwise provided by the Government as needed to perform the Statement of Objectives, dated July 27, 2020 and the Performance Work Statement (PWS) dated January 19, 2021, set forth in SECTION J – List of Attachments, attached hereto and made a part of this Contract. Work to be performed shall be consistent with the application and preliminary work file submitted by the Contractor and subsequent documentation submitted during the application review process and the discussions between the parties that have taken place between date of application submission through contract award.
ARTICLE C.2. REPORTING REQUIREMENTS shall be amended and read as follows:
All reports required herein shall be submitted in electronic format only. All electronic reports submitted shall be compliant with Section 508 of the Rehabilitation Act of 1973. Additional information about testing documents for Section 508 compliance, including guidance and specific checklists, by application, can be found at: http://www.hhs.gov/web/508/index.html under "Making Files Accessible."
The following reporting requirements shall be submitted electronically to the Contracting Officer and Contracting Officer’s Representative in accordance with the due dates specified below:

Item No.	Reporting Requirements	Due Date
1
Bi-weekly Production Status Report – to include the following:
•current plant production capacity and output on a per-week basis,
•a breakdown of capacity and output on a per-line/per week basis,
•a description of any issues/problems encountered with plans for solution/mitigation (e.g., delays in meeting deliverables, supply chain issues, design/validation issues, etc.)
•sales reporting to include the name and kind of organization, as well as the number of IFCs sold to that organization during the reporting period. Sales reports may be submitted in every other bi-weekly report (i.e. monthly).

[***]
2	Final Report - Summary of salient results of the entire contract period, including number of lines built, production capacity over time, production output over time, and a summary of the sales reports. It shall include evidence of sustained production at capacity levels or higher assuming demand has not decreased.	[***]

MODIFICATION OF CONTRACT CONTINUATION PAGE
Contract No. 75N92020C00009
Modification P0002

ARTICLE F.1. PERIOD OF PERFORMANCE shall be amended and read as follows:
The period of performance of the contract is [***].

ARTICLE F.2. DELIVERIES shall be amended and read as follows:
Satisfactory performance shall be deemed to occur upon performance of the work described in the Statement of Objectives Article in SECTION C of this Contract and upon notice and acceptance by the Contracting Officer, or the duly authorized representative, in accordance with the stated deliverables schedule as listed in the Performance Work Statement (PWS) dated January 19, 2021 (See Attachment 2).
The deliverables or documentation shall be submitted to the Contracting Officer and designated Contracting Officer Representative (COR) by email.

ARTICLE G.2. CONTRACTING OFFICER'S REPRESENTATIVE (COR) shall be amended and read as follows:

The following Contracting Officer’s Representative (COR) is anticipated to represent the Government for the purpose of this contract:
Matthew Sanders
301.480.1863
matthew.sanders@nih.gov

The COR is responsible for:
(1) monitoring the Contractor's technical progress, including the surveillance and assessment of performance and recommending to the Contracting Officer changes in requirements.
(2) interpreting the Statement of Objectives and any other technical performance requirements.
(3) performing technical evaluation as required.
(4) performing technical inspections and acceptances required by this Contract; and
(5) assisting in the resolution of technical problems encountered during performance.

The Government may unilaterally change the COR designation.

SECTION J - LIST OF ATTACHMENTS shall be amended and read as follows:

1.Statement of Objectives
2.Performance Work Statement dated January 19, 2021
Appendix 1: Cost-Price Quote
Appendix 2: Quality Assurance Surveillance Plan (QASP)

All other terms and conditions of the contract remain the same.

RADx #6114
Fluidigm Corporation
Letter Contract number: 75N92020C00009

Performance Work Statement

PWS Title: Rapid Acceleration of Diagnostics (RADx) Program: Tech Project # 6114 Fluidigm – Advanta Dx SARS-CoV-2 RT-PCR Assay for Saliva
1.0 Background
Fluidigm has developed a diagnostic molecular test for the qualitative detection of SARS-CoV-2 in saliva specimens under FDA Emergency Use Authorization (EUA). The Advanta™ Dx SARS-CoV-2 RT-PCR Assay is a qPCR-based test that, by taking advantage of Fluidigm’s proprietary microfluidics technology and Juno™ and Biomark™ HD systems, enables high throughput and scalable testing of saliva samples from patients suspected of COVID-19 (coronavirus) infection. Featuring extraction-free sample processing, a modular workflow and large batch-sample size, the Advanta Dx SARS-CoV-2 RT-PCR Assay aims to meet the RADx goal of enhance laboratory SARS-CoV-2 testing capacity.

Fluidigm’s BioMark HD microfluidics platform addresses the massive demand for SARS-CoV-2PCR testing- combining speed, minimal cost, and massive throughput unparalleled in the industry. Further advantages include flexibility to rapidly integrate new mutational markers or increase panel size to include additional infectious agents. This platform works with all clinical sample types.

Our solution leverages Advanta™ Dx SARS-CoV-2 RT-PCR Assay submitted for an EUA, and two assays under development that can change the landscape for detection. This assay allows for up to 6000 samples per day on a single system. Additional assays address different needs in testing, throughput, specificity and sensitivity.

Our technology offers significant advantages overcoming many supply chain barriers and provides a robust platform for scale up of testing for SARS-CoV-2.

Fluidigm has been able to detect both N1 and N2 SARS-CoV-2 targets across all samples provided by Washington University, including the lowest dilution (10 cp/ul). Highlights from that work are the detection of:
•10 copies in the reaction using 4 ul of saliva sample
•1.x copies in the reaction using 1 ul of saliva sample
•Across all dilution buffer and RNase inhibitor conditions
Of the amplification chemistries tested, optimum results were obtained from the FLDM 1-Step
RT-PCR Master Mix, 2.5 hour 1-step RT-PCR protocol.

2.0 Objectives
The baseline technology provided in Fluidigm’s EUA filing allows for performing 6000 tests per day on each Biomark HD system and Fluidigm currently has the ability to manufacture approximately 50,000 tests per day. The rate limiting component is the Integrated Fluidic Circuit (IFC), which is the microfluidic chip that is required for running the assay. The two types of IFCs described herein are the 192.24 IFC which is used in the current Advanta™ Dx SARS-CoV-2 RT-PCR Assay under EUA, and cartridge-based solution IFC which is the basis for a simplified workflow. Each 192.24 IFC has the capacity to run 192 tests and each cartridge-based solution IFC has the capacity to run 96 tests. This project has two major

RADx #6114
Fluidigm Corporation
Letter Contract number: 75N92020C00009

deliverables: 1) to increase manufacturing capacity of IFCs and to develop and 2) to manufacture a cartridge-based solution that will simplify the workflow and increase the likelihood of sales and deployment of the COVID tests to a broader customer base.

The cartridge-based solution incorporates two independent reactions necessary to process the sample into the same chip to simplify the overall workflow. Compared to the 192.24 IFC approach, each individual sample in the cartridge-based solution increases the number of reaction chambers in the microfluidic chip. Thus, the overall sample capacity of the chip is reduced as there is more chemistry being performed on chip. As a result, switching to the production of the cartridge will result in a simplified workflow but lower volume of tests because it has half the sample capacity of the 192.24 IFC.
The cartridge-based solution requires the redevelopment of the assay to include on IFC Reverse Transcription and a solid-phase bead-based capture of the target nucleic acid sequences. This solid-phase bead-based capture is a novel addition which is a departure from the EUA for the Advanta Dx SARS-CoV-2 assay. Therefore, the full development of the cartridge-based assay will require a new clinical study and EUA submission.
The limiting factor to Fluidigm provided testing is the manufacture of the IFCs. This is because the Fluidigm test does not require extraction, and only nano-liters of reagents are used for each PCR reaction. Scale up for IFC production will occur in Fluidigm’s Singapore facility by first maximizing production in the existing manufacturing line which will increase production capacity to 12,000 IFCs per month from the current 7,000 per month. Simultaneously, Fluidigm will add two additional manufacturing lines to the Singapore facility which will ultimately provide manufacturing capacity of 36,000 IFCs per month. The investment into the capital equipment to construct additional manufacturing lines and expand the production of the IFCs can be leveraged to produce the cartridge-based solution. The cartridge-based solution requires a new process and molds but uses the existing equipment.
3.0 Scope
Fluidigm will deploy a complete testing solution using a saliva based, extraction free, viral detection assay for broad distribution. This section describes the scope of work for RADx 6114.

Currently Fluidigm has the capability to deliver testing capacity of approximately 50,000 tests/day. The cartridge-based solution will deliver testing capacity of up to 115,200 tests/day by Q3 2021.

The Contractor shall accomplish the following milestones in the stages outlined below:
•Stage 1: Test Verification
◦Deliver 1plex tests to Verification Core at Emory University
◦Provide final report from the Verification Core
•Stage 2: Scale Up
◦Increase production capacity of Line 1 with 24/7 operation
•Stage 3: Scale Up and Facility Construction
◦Increase production capacity of Line 1 to full scale
◦Begin construction of facility to build two additional production lines

RADx #6114
Fluidigm Corporation
Letter Contract number: 75N92020C00009

•Stage 4: Quality Systems, Equipment and Performance Qualification
◦Expansion of Quality Control (QC) systems
◦Equipment procurement, delivery, and initiation of installation
•Stage 5: Achieve Full Production Capacity
◦Capital equipment installed, qualified, and validated for two additional production lines
◦Demonstrate full IFC production capacity on all three production lines
◦Full production capacity for cartridge-based solution on 1 line

The Contractor shall accomplish the following milestones which have been defined by subtasks
•Stage A1: Multi-plex design finalized
◦Determine final design for barcoding solution and the requirements for the clinical study
•Stage A2: Cartridge-based solution design finalized
◦Determine final design for the cartridge-based solution and the requirements for the clinical study
•Stage A3 - A5: Clinical/FDA studies and EUA Submission
◦Complete clinical studies required for EUA Submission
◦Submission of EUA for cartridge-based solution
◦Purchase of clinical samples if applicable

4.0 Tasks
Tasks to be completed by the Contractor are divided into three main objectives:
1) Maximizing throughput on the existing manufacturing line to 12k IFCs per month
2) Addition of two manufacturing lines in the Singapore facility
3) Simplifying the workflow of the current RT-PCR assay by developing the cartridge-based solution.
Progress on the tasks will be included in the project workstream tracker. Updates will be provided to the COR and RADx program personnel in the weekly meetings.
5.0 Deliverables
Deliverables for the PWS include deliverables outlined in the final Statement of Objectives, and reports which shall be paired with the agreed upon Payment Schedule.

The list of milestones and deliverables for the PWS is available in Appendix 1: Cost-Price Quote.
6.0 Quality Assurance
The Contractor shall ensure that all deliverables are reviewed and edited to ensure that documents are free of typographical, grammatical and technical errors. The Contracting Officer Representative (COR), shall have final authority over the format, style, editing and content of all deliverables. Further, the contractor will be responsible for ensuring that final documents incorporate all comments, modifications, and editing recommended by the COR.

RADx #6114
Fluidigm Corporation
Letter Contract number: 75N92020C00009

7.0 Quality Assurance Surveillance Plan (QASP)
The QASP is attached as Appendix 2. Additional quality assurance processes are included in the attached file: Fluidigm Corporate Quality Manual.
8.0 Period of Performance
The period of performance is as follows:

Base Period	[***]
9.0 Appendices
Appendix 1: Cost-Price Quote
Appendix 2: QASP
10.0 Additional Documents
Fluidigm Corporate Quality Manual

RADx #6114
Fluidigm Corporation
Letter Contract number: 75N92020C00009

QUALITY ASSURANCE SURVEILLANCE PLAN
(QASP)

PWS Appendix 2

1    INTRODUCTION
This quality assurance surveillance plan (QASP) is pursuant to the milestone deliverables attached to the Performance Work Statement (PWS) entitled Rapid Acceleration of Diagnostics (RADx) Program: Tech Project # 6114 Fluidigm – Advanta Dx SARS-CoV-2 RT-PCR Assay for Saliva. This plan sets forth the procedures and guidelines the RADx-Tech Contracting Officers and Contracting Officer’s Representatives (CORs) will use in ensuring the required performance standards or service levels are achieved by the contractor.
1.1    Purpose
1.1.1    The purpose of the QASP is to describe the systematic methods used to monitor performance and to identify the required documentation and the resources to be employed. The QASP provides a means for evaluating whether the contractor is meeting the performance standards/quality levels identified in the PWS and the contractor’s quality control plan (QCP), and to ensure that the government pays only for the level of services received.
1.1.2    This QASP defines the roles and responsibilities of all members of the integrated project team (IPT), identifies the performance objectives, defines the methodologies used to monitor and evaluate the contractor’s performance, describes quality assurance documentation requirements, and describes the analysis of quality assurance monitoring results.
1.2    Performance Management Approach
1.2.1    The PWS structures the acquisition around “what” service or quality level is required, as opposed to “how” the contractor should perform the work (i.e., results, not compliance). This QASP will define the performance management approach taken by the National Institute of Biomedical Imaging and Bioengineering (NIBIB) to monitor and manage the contractor’s performance to ensure the expected outcomes or performance objectives communicated in the PWS are achieved. Performance management rests on developing a capability to review and analyze information generated through performance assessment. The ability to make decisions based on the analysis of performance data is the cornerstone of performance management; this analysis yields information that indicates whether expected outcomes for the project are being achieved by the contractor.
1.2.2    Performance management represents a significant shift from the more traditional quality assurance (QA) concepts in several ways. Performance management focuses on assessing whether outcomes are being achieved and to what extent. This approach migrates away from scrutiny of compliance with the processes and practices used to achieve the outcome. A performance-based approach enables the contractor to play a large role in how the work is performed, as long as the proposed processes are within the stated constraints. The only exceptions to process reviews are those required by law (federal, state, and local) and compelling business situations, such as safety and health. A “results” focus provides the contractor flexibility to continuously improve and innovate over the course of the contract as long as the critical outcomes expected are being achieved and/or the desired performance levels are being met.

RADx #6114
Fluidigm Corporation
Letter Contract number: 75N92020C00009

1.3    Performance Management Strategy
1.3.1    The contractor is responsible for the quality of all work performed. The contractor measures that quality through the contractor’s own quality control (QC) program. QC is work output, not workers, and therefore includes all work performed under this contract regardless of whether the work is performed by contractor employees or by subcontractors. The contractor’s quality control program (QCP) will set forth the staffing and procedures for self-inspecting the quality, timeliness, responsiveness, customer satisfaction, and other performance requirements in the PWS. The contractor will develop and implement a performance management system with processes to assess and report its performance to the designated government representative. The contractor’s QCP will set forth the staffing and procedures for self-inspecting the quality, timeliness, responsiveness, customer satisfaction, and other performance requirements in the PWS. This QASP enables the government to take advantage of the contractor’s QC program.

1.3.2    The government representatives will monitor performance and review performance reports/milestone deliverables furnished by the contractor. If a milestone deliverable is delayed, the contractor will be responsible for reporting the reason and providing an updated schedule.
2    ROLES AND RESPONSIBILITIES
2.1    The Contracting Officer
The Contracting Officer (CO) is responsible for monitoring contract compliance, contract administration, and cost control and for resolving any differences between the observations documented by the Contracting Officer's Representative (COR). The CO will designate one full-time COR as the government authority for performance management. The number of additional representatives serving as technical inspectors depends on the complexity of the services measured, as well as the contractor’s performance, and must be identified and designated by the CO.
2.2    The Contracting Officer’s Representative
The Contracting Officer’s Representative (COR) is designated in writing by the CO to act as his or her authorized representative to assist in administering a contract. COR limitations are contained in the written appointment letter. The COR is responsible for technical administration of the project and ensures proper government surveillance of the contractor’s performance. The COR is not empowered to make any contractual commitments or to authorize any contractual changes on the government’s behalf. Any changes that the contractor deems may affect contract price, terms, or conditions shall be referred to the CO for action. The COR will have the responsibility for completing QA monitoring forms used to document the inspection and evaluation of the contractor’s work performance. Government surveillance may occur under the inspection of services clause for any service relating to the contract.
3    IDENTIFICATION OF REQUIRED PERFORMANCE STANDARDS/QUALITY LEVELS
The required milestone deliverables are included in the PWS. If the contractor meets the milestone deliverable, it will be paid the representative milestone payment agreed on in the contract. If the contractor does not meet the milestone deliverable, the milestone payment will be delayed, and it will put the future milestone payments at risk.

RADx #6114
Fluidigm Corporation
Letter Contract number: 75N92020C00009

4    METHODOLOGIES TO MONITOR PERFORMANCE
4.1    Surveillance Techniques
In an effort to minimize the performance management burden, simplified surveillance methods shall be used by the government to evaluate contractor performance when appropriate. The primary methods of surveillance are:
•100% Inspection – As determined appropriate, the COR shall review the generated documentation and enter summary results into the Surveillance Activity Checklist.
4.2    Acceptable Performance Levels
Milestone payments will be issued upon meeting milestone deliverables.

5     QUALITY ASSURANCE DOCUMENTATION
5.1    Monitoring Form
The government’s QA surveillance, accomplished by the COR, will be reported using the monitoring form in Attachment 1. The form will document the government’s assessment of the contractor’s performance under the contract to ensure that the required results are being achieved.

5.1.1    The COR and CO will retain a copy of all completed QA surveillance forms.

6    ANALYSIS OF QUALITY ASSURANCE ASSESSMENT
6.1    Determining Performance
6.1.1    Government shall use the monitoring methods cited to determine whether the milestone deliverables have been met. If the contractor has not met milestone deliverable, it may be asked to develop a corrective action plan to show how and by what date it intends to meet the milestone deliverable. Failure to meet the milestone deliverable may result in a delay of the milestone payment and may put future milestone payments at risk.
6.2    Reporting
6.2.1    At the end of each contract month, the COR will prepare a written report summarizing the overall results of the quality assurance surveillance of the contractor’s performance. This written report will become part of the QA documentation. It will enable the government to demonstrate whether the contractor is meeting the stated objectives.
6.3    Reviews and Resolution
6.3.1    The COR may require the contractor’s project manager, or a designated alternate, to meet with the CO and other government IPT personnel as deemed necessary to discuss performance evaluation. The COR will define a frequency of in-depth reviews with the contractor, including appropriate self-assessments by the contractor; however, if the need arises, the contractor will meet with the COR as often as required or per the contractor’s request. The agenda of the reviews may include:
•Weekly performance assessment data and trend analysis;
•Issues and concerns of both parties;

RADx #6114
Fluidigm Corporation
Letter Contract number: 75N92020C00009

•Projected outlook for upcoming months and progress against expected trends, including a corrective action plan analysis;
•Recommendations for improved efficiency and/or effectiveness;
•Issues arising from the performance monitoring processes.

The COR and the CO must coordinate and communicate with the contractor to resolve issues and concerns regarding marginal or unacceptable performance.

6.4    Performance Requirements
For performance requirements, see Milestone table in Cost Price Quote (Performance Work Statement, Appendix 1)

RADx #6114
Fluidigm Corporation
Letter Contract number: 75N92020C00009

ATTACHMENT 1: SAMPLE QUALITY ASSURANCE MONITORING FORM

SERVICE:

SURVEY PERIOD:
SURVEILLANCE METHOD (Check):
    Random Sampling        100% Inspection        Periodic Inspection        Customer Complaint
LEVEL OF SURVEILLANCE (Check):
    Monthly        Quarterly        As needed
PERCENTAGE OF ITEMS SAMPLED DURING SURVEY PERIOD: ______ %
ANALYSIS OF RESULTS:
Observed Service Provider Performance Measurement Rate: ______%
Service Provider’s Performance (Check):        Meets Standards
        Does Not Meet Standards

Narrative of Performance During Survey Period:

PREPARED BY: ___________________________________    DATE: _________________

RADx Proposal Modifications: 1/15/2021
Date	Milestone	Deliverable	Amount	Prism Line item #
[***]	[***]	[***]	[***]	1
[***]	[***]	[***]	[***]	2
[***]	[***]	[***]	[***]	3
[***]	[***]	[***]	[***]	6
[***]	[***]	[***]	[***]	9
[***]	[***]	[***]	[***]	10
[***]	[***]	[***]	[***]	11
[***]	[***]	[***]	[***]	12
[***]	[***]	[***]	[***]	13
[***]	[***]	[***]	[***]	14
[***]	[***]	[***]	[***]	15
[***]	[***]	[***]	[***]	16
[***]	[***]	[***]	[***]	17
[***]	[***]	[***]	[***]	18
		Total	$34,016,056